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EXHIBIT 23.2

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 8, 2004 relating to the financial statements and financial statement schedules, which appear in CenterPoint Properties Trust's Annual Report on Form 10-K for the year ended December 31, 2003.

Chicago, Illinois March 12, 2004	/s/ PRICEWATERHOUSECOOPERS LLP

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CONSENT OF INDEPENDENT AUDITORS